EXHIBIT 99.1

OMNIQ Announces Collaboration Agreement With SHVA, Strengthening Fintech Capabilities to Provide a Total Customer Solution

  Significant Milestone: This partnership marks a crucial development in OMNIQ's strategic expansion within the fintech industry.
  Enhancing Fintech Solutions: SHVA processes millions of transactions monthly, playing a key role in Israel's financial sector. Collaborating with OMNIQ will further enhance fintech solutions across the region.
  Alignment with Strategic Goals: The collaboration aligns with OMNIQ's strategic plans to expand fintech capabilities and improve customer experiences through innovative technology.
  Enhanced Product Offerings and Market Presence: The collaboration is anticipated to not only enhance OMNIQ's product offerings but also strengthen its position in the rapidly evolving global fintech landscape.

SALT LAKE CITY, Aug. 20, 2024 (GLOBE NEWSWIRE) -- OMNIQ Corp. (OTCQB: OMQS) (“OMNIQ” or “the Company”), a global leader in Artificial Intelligence-based solutions and supply chain management, is thrilled to announce that it has concluded the process and is poised for the signing of a collaboration agreement with SHVA (Automated Banking Services Ltd.), Israel's premier payment processing company. This partnership marks a significant milestone in OMNIQ's strategic expansion within the fintech industry.

SHVA, renowned for its pivotal role in facilitating electronic payments in Israel, processes millions of transactions monthly, supporting the majority of the country's financial activity. The collaboration with OMNIQ signifies a substantial leap forward in enhancing fintech solutions across the region.

"This partnership marks a major advance for OMNIQ in the fintech sector," said Shai Lustgarten, CEO of OMNIQ. "Collaborating with SHVA, a leader in payment processing, aligns perfectly with our strategic plan to expand our fintech capabilities and enhance customer experiences through innovative technology."

The agreement between OMNIQ and SHVA is expected to introduce cutting-edge payment solutions, which will benefit both businesses and consumers by streamlining transaction processes and enhancing the security and efficiency of financial transactions.

"This is an exciting development in our journey to grow OMNIQ's fintech business. By combining our advanced AI technology with SHVA's robust payment systems, we are setting the stage for significant advancements in the fintech space," added Lustgarten.

OMNIQ anticipates that this collaboration will not only enhance its product offerings but also strengthen its market presence in the rapidly evolving global fintech landscape.

This agreement follows OMNIQ's successful EMV certification, a crucial milestone granted by major international credit card schemes such as VISA, MASTERCARD, and DINERS. This enables omniQ to process both domestic and international credit card transactions with enhanced operational capabilities.

ABOUT OMNIQ

OMNIQ Corp. is at the forefront of technological innovation, focusing on advanced AI technologies for computer and machine vision image processing. The company develops a variety of products including data collection systems, real-time surveillance, and monitoring tools. These products are essential for sectors like supply chain management, homeland security, public safety, and traffic & parking management, helping to ensure the secure and efficient movement of people, goods, and information through critical locations such as airports, warehouses, and national borders.

OMNIQ serves a diverse clientele, including government agencies and Fortune 500 companies across industries such as manufacturing, retail, distribution, healthcare, transportation, logistics, food and beverage, and the oil, gas, and chemical sectors. By integrating OMNIQ's cutting-edge solutions, these organizations are better equipped to manage the complexities of their industries, enhancing their operational capabilities.

Financially, OMNIQ is strategically positioned in rapidly growing markets. The company is making significant inroads into the Global Safe City market, projected to reach $67.1 billion by 2028, the smart parking market, expected to grow to $16.4 billion by 2030, and the fast-casual restaurant sector, anticipated to reach $209 billion by 2027, and the fintech market projected to grow to $1,152 billion by 2032. These market projections indicate strong potential for growth and the increasing demand for advanced AI technology solutions in these sectors.

ABOUT SHVA

SHVA (Automated Banking Services Ltd.) is Israel's preeminent payment processing company, pivotal in handling a significant majority of the nation's financial transactions. Established in 1976, SHVA has been at the forefront of financial technology, facilitating the seamless execution of electronic payments across the country.

SHVA's expansive suite of services includes comprehensive card processing solutions, ATM and POS (Point of Sale) management, and the development of pioneering payment systems. These services are designed to ensure financial inclusivity and enhance accessibility, fostering a robust financial ecosystem throughout Israel.

With a legacy of innovation, SHVA continues to lead by example, setting standards in the payment processing industry. The company's solutions cater to a diverse market range, supporting various sectors from retail and hospitality to government services, thus reinforcing its market position as a cornerstone of Israel's financial infrastructure.

INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

This release contains “forward-looking statements” that include information relating to future events and future financial and operating performance. The words “anticipate,” “may,” “would,” “will,” “expect,” “estimate,” “can,” “believe,” “potential” and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

Examples of forward-looking statements include, among others, statements made in this press release regarding the closing of the private placement and the use of proceeds received in the private placement. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for the Company’s products particularly during the current health crisis, the introduction of new products, the Company’s ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company’s liquidity and financial strength to support its growth, the Company’s ability to manage credit and debt structures from vendors, debt holders and secured lenders, the Company’s ability to successfully integrate its acquisitions, and other information that may be detailed from time-to-time in OMNIQ Corp.’s filings with the United States Securities and Exchange Commission. Examples of such forward-looking statements in this release include, among others, statements regarding revenue growth, driving sales, operational and financial initiatives, cost reduction and profitability, and simplification of operations. For a more detailed description of the risk factors and uncertainties affecting OMNIQ Corp., please refer to the Company’s recent Securities and Exchange Commission filings, which are available at SEC.gov. OMNIQ Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless otherwise required by law.

Contact

IR@omniq.com